                 SUBORDINATED PROMISSORY NOTE PURCHASE AGREEMENT

     THIS SUBORDINATED PROMISSORY NOTE PURCHASE AGREEMENT (this "Agreement") is dated as of January 10, 1996 and is by and among U.S. Vision, Inc., a Pennsylvania corporation (the "Company"), and each of the several purchasers listed in Schedule I hereto ("Schedule I") (each a "Purchaser" and collectively, the "Purchasers").

                                    RECITALS


     WHEREAS, the Purchasers desire to make available to the Company, and the Company desires to accept from the Purchasers, a credit facility (the "Credit Facility") in the aggregate principal amount of up to Seven Million Two Hundred Thousand Dollars ($7,200,000.00), pursuant to the terms and subject to the conditions hereinafter set forth;


     WHEREAS, on the date hereof, the Purchasers desire to make a loan (the "Loan") in the aggregate principal amount (the "Loan Amount") of Five Million Dollars ($5,000,000.00), and the Company desires to borrow the Loan Amount from the Purchasers, in accordance with the provisions of this Agreement and those certain subordinated promissory notes, substantially in the form attached hereto as Exhibit A (the "Promissory Notes"), to be issued to the Purchasers in consideration of the Loan;


     WHEREAS, the Purchasers desire to offer to the Company up to one (1) additional loan (the "Additional Loan") in the aggregate principal amount of up to Two Million Two Hundred Thousand Dollars ($2,200,000.00) (the "Additional Loan Amount"), on January 19, 1996, pursuant to the terms and subject to the conditions set forth in Section 1.03 hereof;


     WHEREAS, Grotech Partners IV, L.P. ("Grotech IV") and Stolberg Partners, L.P. ("Stolberg") made a loan (the "Bridge Loan"), in the aggregate amount of One Million Four Hundred Thousand Dollars ($1,400,000.00), to the Company on January 5, 1996 in consideration of the issuance and delivery by the Company of certain Demand Promissory Notes, each in the original principal amount of Seven Hundred Thousand Dollars ($700,000.00), copies of which are attached hereto as Exhibit B (each, a "Demand Note"); and

     WHEREAS, Fleet Capital Corporation, the Company's senior lender ("Fleet Capital"), has consented to the transactions contemplated by this Agreement on the condition that each Purchaser execute a Subordination Agreement, in a form reasonably acceptable to Fleet Capital (the "Subordination Agreement"), on or before the fifteenth (15) day immediately following the Closing Date (as such term is defined in Section 1.02(a) hereof);


     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained in this Agreement, the parties hereby agree as follows:


                                    ARTICLE I

                                PROMISSORY NOTES

     SECTION 1.01. Issuance, Sale and Delivery of Promissory Notes. Subject to the terms and conditions of this Agreement and the Promissory Notes, the Company agrees to issue and sell to each Purchaser and, subject to and in reliance upon the representations, warranties, covenants, terms and conditions of this Agreement, each Purchaser, severally and not jointly, hereby agrees to purchase from the Company, a Promissory Note in the principal amount set forth opposite such Purchaser's name in Schedule I hereto under the heading "Principal Loan Amount". The aggregate purchase price (the "Purchase Price") payable for the Promissory Notes by each of the Purchasers is as set forth opposite the name of such Purchaser under the heading "Principal Loan Amount" in Schedule I hereto.

     SECTION 1.02.   The Closing.

               (a) The purchase and sale of the Promissory Notes shall take place at the offices of Piper & Marbury L.L.P., 36 South Charles Street, Baltimore, Maryland 21201 at 10:00 a.m. (Baltimore time) on January 10, 1996, or at such other date, time and location as may be agreed upon between the Purchasers and the Company (such event being called the "Closing" and such date and time being called the "Closing Date").

               (b) On or prior to the Closing Date:

                           (i) the Company shall deliver to each Purchaser (A) an executed copy of this Agreement, (B) a Promissory Note payable to the order of such Purchaser in the original principal amount equal to the amount as set forth opposite such Purchaser's name on Schedule I hereto under the heading "Principal Loan Amount", (C) the Supporting Documents listed in

         Section 4.01(d) hereof (the "Supporting Documents"), and (D) payment in full of the Loan Fee in accordance with the provisions of Section 1.04 hereof;

                           (ii) each of the Purchasers, other than Grotech IV and Stolberg, shall deliver to the Company (A) an executed copy of this Agreement and (B) payment in full of the Purchase Price described in
         Section 1.01 hereof by wire transfer in immediately available funds to the bank account set forth in Exhibit C hereto (the "Bank Account");

                           (iii) each of Grotech IV and Stolberg shall deliver to the Company (A) an executed copy of this Agreement, (B) the Demand
         Note issued to it by the Company on January 4, 1996, and (C) payment in full, by wire transfer in immediately available funds to the Bank Account, of an amount equal to (1) the amount as set forth opposite such Purchaser's name on Schedule I hereto under the heading "Principal Loan Amount" minus (2) the Principal Amount under the Demand Note plus accrued interest thereon for the period beginning on January 5, 1996 and ending on January 10, 1996.

     SECTION 1.03. Additional Loans. Subject to the provisions of this Section 1.03, the Purchasers hereby agree to lend to the Company the Additional Loan in an aggregate principal amount not to exceed the Additional Loan Amount on January 19, 1996 (the "Additional Loan Closing Date").

               (a) Additional Loan Request. The Company may borrow all or part of the Additional Loan Amount from the Purchasers by delivering written notice (the "Additional Loan Notice") to the Purchasers on or prior to the Additional Loan Closing Date, which Additional Loan Notice shall set forth the amount of the Additional Loan that the Company desires to borrow (the "Additional Loan Request").

               (b) Additional Loan Closing Date.  On the Additional Loan Closing
Date:

                           (i) the Purchasers shall deliver to the Company immediately available funds by wire transfer in an aggregate amount equal to the Additional Loan Request;

                           (ii) the Company shall deliver to each Purchaser:

                                    (A)     a promissory note (the "Additional
         Loan Note"), substantially in the form of the Promissory Note with such changes as the holders of Promissory Notes that have an outstanding principal amount equal to or greater than two-thirds (2/3) of the then outstanding aggregate principal amount of all the Promissory Notes (the "Two-Thirds Interest") may agree, payable to the order of such Purchaser in the original principal amount equal to the product of (1) the amount set forth opposite such Purchaser's name on Schedule 1 hereto under the heading "Additional Loan Amount" and (2) a fraction, the numerator of which is equal to the Additional Loan Request and the denominator of which is equal to the Additional Loan Amount;

                           (B) the Supporting Documents; and

                           (C) payment in full of the Loan Fee in accordance with the provisions of Section 1.04 hereof.


       SECTION 1.04.     Loan Fees.

               (a) Loan Fee. At or prior to (i) the Closing Date and (ii) any Additional Loan Closing Date, the Company shall deliver to the Purchasers or their designees a fee (the "Loan Fee") equal to the product of (A) the Loan Amount or any Additional Loan Amount, as appropriate, and (B) two and one-half percent (2.5%).

               (b) Payment of the Fees. The Company shall pay the Loan Fee by wire transfer of immediately available funds by the Company to accounts specified in writing by the Purchasers.

       SECTION 1.05.    Subordination Agreement.

               (a) Fleet Capital Subordination Agreement. On or before the fifteenth (15th) calendar day immediately following the Closing Date, each Purchaser shall execute and deliver the Subordination Agreement in a form reasonably acceptable to Fleet Capital.

               (b) Prospective Senior Lender Subordination Agreement. If any prospective senior lender to the Company shall require that the Purchasers execute a subordination agreement as a condition precedent to providing the Company with a senior credit facility, each of the Purchasers hereby agrees that it shall execute and deliver to such prospective lender a subordination agreement, the terms of which are acceptable to the Two-Thirds Interest, pursuant to which the obligations of the Company under the Promissory Notes shall be subordinate to the obligations of the Company to the prospective senior lender under such senior credit facility.

                                   ARTICLE II

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company hereby represents and warrants to and covenants and agrees with each Purchaser, on the date hereof, intending and acknowledging that each Purchaser shall rely upon such representations and warranties, that, except as set forth in the Disclosure Schedule attached hereto as Schedule II (the "Disclosure Schedule") furnished to each Purchaser and to each Purchaser's counsel, (which specifically refers to the section number identifying the information to which such disclosure relates and which exceptions shall be deemed to be representations and warranties as if made hereunder):

     SECTION 2.01. Organization, Good Standing, Qualifications and Corporate Power. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the Commonwealth of Pennsylvania and is duly licensed or qualified to transact business as a foreign corporation and is in good standing in each jurisdiction in which the nature of the business transacted by it or the character of the properties owned or leased by it requires such licensing or qualification, except such jurisdictions where the failure to so qualify would not have a material adverse effect on the business, assets, financial condition or results of operations of the Company. The Company has the requisite corporate power and authority to (i) own and hold its properties and to carry on its business as now conducted and as proposed to be conducted, (ii) execute and deliver the Promissory Notes, this Agreement and any other agreements, if any, to which the Company is a party, the execution and delivery of which is contemplated hereby (the "Ancillary Agreements"), (iii) issue and sell the Promissory Notes and any Additional Loan Notes (collectively, the "Notes") and (iv) carry out and perform the provisions of this Agreement, the Notes and any Ancillary Agreements (collectively, the "Loan Documents").

       SECTION 2.02.    Authorization of Agreements, Etc.

               (a) The (i) execution and delivery by the Company of the Loan Documents, (ii) performance of all obligations of the Company under the Loan Documents and (iii) issuance, sale and delivery of the Notes, have been duly authorized by all requisite corporate action on the part of the Company, its officers, directors and stockholders, and have not and will not violate any provision of applicable law, any order of any court or other agency of government, the Articles of Incorporation of the Company, as amended or supplemented (the "Articles") or the By-Laws of the Company, as amended (the "By-Laws"), or any provision of any indenture, agreement or other instrument to which the Company or any of its respective properties or assets is bound, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, encumbrance, or restriction of any name whatsoever (a "Lien"), upon any of the properties or assets of the Company.

               (b) Each of the Notes when issued, sold and delivered in accordance with the terms of this Agreement for the consideration herein expressed, will be duly and validly issued, free and clear of all Liens imposed by or through the Company.

     SECTION 2.03. Validity. The Loan Documents have been duly executed and delivered by the Company and, assuming the execution and delivery of this Agreement and any required Ancillary Agreements by the Purchasers, constitute the legal, valid and binding obligations of the Company, enforceable in accordance with their terms.

     SECTION 2.04. Authorized Capitalized Stock.

               (a) Immediately prior to the Closing, (i) the Company had authority to issue Five Million One Hundred Thousand (5,100,000) shares of capital stock, consisting of One Hundred Thousand (100,000) shares of common stock, par value Ten Dollars ($10.00) per share (the "Common Stock") and Five Million (5,000,000) shares of preferred stock, par value One Cent ($0.01) per share (the "Preferred Stock"), of which the Board of Directors of the Company (the "Board") has designated as (A) One Hundred Thirty (130) shares of Series A Cumulative Preferred Stock, stated value One Hundred Thousand Dollars ($100,000.00) per share (the "Series A Preferred Stock"), and (B) One Hundred Thousand (100,000) shares of the 9% Series C Cumulative Convertible Preferred Stock, stated value Sixty-Three Dollars and Fifty-Three Cents ($63.50) per share (the "Series C Preferred Stock"); and (ii) the issued and outstanding shares of the Company's capital stock consisted of Thirteen Thousand Seven Hundred Eighty-Six (13,786) shares of Common Stock, One Hundred Thirty (130) shares of the Series A Preferred Stock and One Hundred Thousand (100,000) shares of the Series C Preferred Stock; warrants (the "RAA Warrants") to purchase Twenty-Four Thousand Seven Hundred Thirty-Four (24,734) shares of Common Stock and options (the "Options") to purchase up to Eleven Thousand Thirteen (11,013) shares of Common Stock.

               (b) The stockholders of record as of the close of business on January 9, 1996 of the Company and its subsidiaries and the number of shares of and capital stock, respectively, held by each on the date hereof are set forth in Exhibit 1 to the Disclosure Schedule.

               (c) (i) Except for the RAA Warrants, the Options and the Series C Preferred Stock, there are no subscriptions, warrants, options, convertible securities or other rights (contingent or otherwise) to purchase or otherwise acquire equity securities of the Company; (ii) except for shares of Common Stock reserved for issuance in connection with the RAA Warrants, the Options and the Series C Preferred Stock, no shares of Common Stock or other capital stock of the Company are reserved for possible future issuance; (iii) there is no commitment by the Company to issue shares, subscriptions, warrants, options, convertible securities or other such rights or to distribute to holders of any of its equity securities any evidence of indebtedness or any assets of the Company; (iv) the Company has no obligation (contingent or otherwise) to purchase, redeem or otherwise acquire any of its equity or debt securities or any interest therein or to pay any dividend or make any other distribution in respect thereof; and (v) there are no voting trusts or agreements, stockholders' agreements, pledge agreements, buy-sell agreements, rights of first refusal, preemptive rights or proxies relating to any securities of the Company (whether or not the Company is a party thereto), except for any agreements existing or contemplated among the partners of Royal Acquisition Associates Partnership, a Maryland general partnership ("RAAP").

               (d) The designations, powers, preferences, rights, qualifications, limitations and restrictions in respect of each class and series of authorized capital stock of the Company are as set forth in the Articles, and all such designations, powers, preferences, rights, qualifications, limitations and restrictions are valid, binding and enforceable and in accordance with all applicable laws. The issuance and sale of Notes hereunder will not effect the rights of any holders of the Company's capital stock (including any rights to anti-dilution protection). All of the outstanding securities of the Company and each of its subsidiaries were issued in compliance with or pursuant to valid exemptions from all Federal and state securities laws.

     SECTION 2.05. Financial Budget and Projections. The Company's Cash Flow Forecast Through March of 1996 (the "Cash Flow Forecast"), a copy of which has previously been provided to the Purchasers, was prepared by management of the Company and is based upon assumptions which the Company believes to be reasonable.

     SECTION 2.06. Litigation; Compliance with Laws. There is no material (a) action, suit, claim, proceeding or investigation pending or threatened against or affecting the Company, at law or in equity, or before or by any Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (b) arbitration proceeding relating to the Company pending under collective bargaining agreements or otherwise or (c) governmental inquiry pending or threatened against or affecting the Company, and there is no basis for any of the foregoing. The Company has not received any opinion or memorandum or legal advice from legal counsel to the effect that it is exposed, from a legal standpoint, to any liability or disadvantage which may be material to its business, prospects, financial condition, operations, properties or affairs. The Company is not in default with respect to any order, writ, injunction or decree known to or served upon the Company of any court or of any Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign. There is no action or suit by the Company pending or threatened against others. The Company has complied in all material respects with all laws, rules, regulations and orders which are material and applicable to its business, operations, properties, assets, products and services, and the Company has all necessary permits, licenses and other authorizations, including environmental, required to conduct its business as conducted and as proposed to be conducted, except where the failure to obtain such permits, licenses and other authorizations would not have a material adverse effect on the business, assets, financial condition or results of operations of the Company. There is no existing or proposed law, rule, regulation or order, whether Federal or state, which would prohibit or restrict the Company from, or otherwise materially adversely affect the Company in, conducting its business in any jurisdiction in which it is now conducting business or in which it proposes to conduct business. Any reference to the "Company" in this Section 2.06 shall include its subsidiaries.

     SECTION 2.07. Other Agreements. Except as set forth in the Loan Documents, the Company is not a party to or otherwise bound by any written or oral contract or instrument or other restriction which individually or in the aggregate could materially adversely affect the business, prospects, financial condition, operations, property or affairs of the Company.

     SECTION 2.08. Disclosure. Each of the Loan Documents (except with regard to any statements made by the Purchasers), including any Schedule or Exhibit hereto or thereto, contains no untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading. None of the written statements, documents, certificates or other items prepared or supplied by the Company with respect to the transactions contemplated hereby, when read together and in light of the circumstances in which they were made, contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements contained therein not misleading. There is no fact which the Company has not disclosed to the Purchasers and their counsel in writing and of which the Company is aware which materially and adversely affects or could materially and adversely affect the business, prospects, financial condition, operations, property or affairs of the Company.

     SECTION 2.09. Offering of the Notes. Except pursuant to the Purchasers, neither the Company nor any person authorized or employed by the Company as agent, broker, dealer or otherwise in connection with the offering or sale of the Notes has offered the Notes for sale to, or solicited any offer to buy the Notes from, or otherwise approached or negotiated with respect thereto with, any person or persons, and neither the Company nor any person acting on its behalf has taken or will take any other action so as to subject the offering, issuance or sale of the Notes to the registration provisions of the Securities Act of 1933, as amended (the "Securities Act").

                                   ARTICLE III

                REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

     SECTION 3.01. Each Purchaser severally, but not jointly, represents and warrants to the Company as of the Closing that:

               (a) it is an "accredited investor" within the meaning of Rule 501 under the Securities Act and was not organized for the specific purpose of acquiring the Notes;

               (b) it is either (i) an "institutional investor" as such term is defined under Section 102.111 of the regulations promulgated under the Pennsylvania Securities Act of 1972, (ii) an "institutional buyer" under Section 359(e)(1)(a)(iii) of the New York Fraudulent Practices ("Martin") Act, (iii) a "principal" as defined under Section 203.184(b) of the regulations promulgated under the Pennsylvania Securities Act of 1972, or (iv) has its principal office located in the State of Maryland. Schedule III hereto sets forth the relevant definitions of "institutional investor", "institutional buyer" and "principal" for the purposes of this Section 3.01(b);

               (c) it has sufficient knowledge and experience in investing in companies similar to the Company in terms of the Company's stage of development so as to be able to evaluate the risks and merits of its investment in the Company and it is able financially to bear the risks thereof;

               (d) it has had an opportunity to discuss the Company's business, management and financial affairs with the Company's management;

               (e) the Notes being purchased by it are being acquired for its own account for the purpose of investment and not with a view to or for resale in connection with any distribution thereof;

               (f) it understands that (i) the Notes have not been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act pursuant to Section 4(2) or Section 3(b) thereof or Rule 506 promulgated thereunder, (ii) the Notes must be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration, (iii) the Notes will bear a legend to such effect and (iv) the Company will make a notation on its transfer books to such effect; and

               (g) as a holder of shares of the Series C Preferred Stock, it consents to the transactions contemplated by this Agreement and the Notes.

                                   ARTICLE IV

                            CONDITIONS TO THE CLOSING

       SECTION 4.01. Conditions to the Obligations of the Purchasers. The obligations of each Purchaser under Sections 1.01, 1.02 and 1.03 hereof, as appropriate, are subject to the fulfillment on or before the of each of the following conditions, the waiver of which shall not be effective against any Purchaser who does not consent in writing thereto:

               (a) Performance. The Company shall have performed and complied with all agreements, obligations and conditions (the "Closing Conditions") contained in Sections 1.01, 1.02 and 1.03 hereof, as appropriate, and in this
Section 4.01 that are required to be performed or complied with by it on or before the Closing Date or the Additional Loan Closing Date, as appropriate. The President of the Company shall deliver to each Purchaser at or prior to the Closing or the Additional Loan Closing a certificate certifying that the Closing Conditions have been fulfilled.

               (b) All Proceedings to be Satisfactory. All corporate and other proceedings to be taken by the Company in connection with the transactions contemplated hereby and all documents incident thereto shall be satisfactory in form and substance to each Purchaser and its counsel, and each Purchaser and its counsel shall have received all such counterpart originals or certified or other copies of such documents as they reasonably may request.

               (c) The Notes. The Company shall have executed and delivered to each Purchaser the Promissory Note required to be delivered by the Company under
Section 1.02 hereof or the Additional Loan Note required to be delivered by the Company under Section 1.03 hereof, as appropriate.

               (d) Supporting Documents. Each Purchaser and its counsel shall have received copies of the following documents:

                           (i) a certificate of the Secretary of State of the Commonwealth of Pennsylvania (the "Pennsylvania Secretary"), dated as of a recent date, as to the due incorporation and good standing of the Company and listing all documents of the Company on file with said Secretary;
                           (ii) a certificate of the Secretary of the Company dated the Closing Date or the Additional Loan Closing Date, as appropriate, and certifying: (A) that attached thereto is a true and complete copy of the Articles, certified by the Pennsylvania Secretary as of a recent date, and the By-Laws of the Company as in effect on the date of such certification;

         (B) that attached thereto is a true and complete copy of all resolutions adopted by the Board and the stockholders of the Company authorizing the execution, delivery and performance of the Loan Documents, the issuance, sale and delivery of the Notes and that all such resolutions are in full force and effect and are all the resolutions adopted in connection with the transactions contemplated by the Loan Documents; (C) that the Articles have not been amended since the date of the last amendment referred to in the certificate delivered pursuant to clause (i)(A) above; and (D) to the incumbency and specimen signature of each officer of the Company executing this Agreement, the Notes and any Ancillary Agreement;

                           (iii) an opinion of the law firm of Sayles & Lidji, counsel for the Company, dated as of the Closing Date, in form and substance acceptable to the Purchasers; and

                           (iv) such additional supporting documents and other information with respect to the operations and affairs of the Company as the Purchasers or their counsel reasonably may request.

               (e) Transaction Fees and Expenses. The Company, at or prior to the Closing, shall have paid all fees and disbursements referenced in Sections
1.04 and 7.01 hereof.

               (f) Representations and Warranties to be True and Correct. The representations and warranties of the Company contained in Article II hereof shall be true, complete and correct on and as of the Closing Date or the Additional Loan Closing Date, as appropriate, with the same effect as though such representations and warranties had been made on and as of such closing date, and no Event of Default has occurred and is continuing on or prior to such closing date, the President and the Chief Financial Officer of the Company shall have certified, in writing, to such effect to the Purchasers.

       SECTION 4.02. Conditions to the Obligations of the Company. The obligations of the Company under Sections 1.01, 1.02 and 1.03 hereof, as appropriate, are subject to the fulfillment on or before the Closing Date of each of the following conditions, the waiver of which shall not be effective against the Company unless it consents in writing thereto:

               (a) Purchase by each Purchaser. Each Purchaser shall have made the Loan or the Additional Loan, as appropriate, in accordance with the terms of this Agreement.

               (b) Representations and Warranties to be True and Correct. The representations and warranties of the Purchasers contained in Article III hereof shall be true, complete and correct on and as of the Closing Date or the Additional Loan Closing Date, as appropriate, with the same effect as though such representations and warranties had been made on and as of such closing date.

                                    ARTICLE V

                            COVENANTS OF THE COMPANY

       The Company covenants and agrees with each Purchaser that so long as any of the Notes are outstanding:

     SECTION 5.01. Use of Loan Proceeds. The Company shall use the proceeds of the Loan (the "Loan Proceeds") for only the following purposes:

               (a) to obtain the return and cancellation of that certain Continuing Limited Guaranty Agreement, dated January 1995, issued by Grotech Partners IV, L.P. (the "Guarantor"), on behalf of the general partners of RAAP, to Fleet Capital, pursuant to which the Guarantor guaranteed an amount up to Three Million Six Hundred Thousand Dollars ($3,600,000.00) of all debts, liabilities and obligations of the Company and its affiliates to Fleet Capital under that certain Loan and Security Agreement, dated January 31, 1994;

               (b) to meet any short term working capital shortfall;

               (c) to fund the remainder of the Cash Flow Forecast, including
(i) the initial costs of a point of sale system, in the amount equal to Five Hundred Fifty Thousand Dollars ($550,000.00) and (ii) the office building renovation, in the amount equal to Two Hundred Thousand Dollars ($200,000.00);

               (d) to fund capital expenditures necessary to complete construction of various of the Company's facilities at stores owned or operated by J.C. Penney & Company, Inc.; and

               (e) to pay any and all expenses relating to this Agreement.

     SECTION 5.02. Corporate Existence. Except as contemplated hereunder, the Company shall maintain its corporate existence, rights and franchises in full force and effect.

     SECTION 5.03. Properties, Business, Insurance. The Company shall maintain, as to its properties and business, with financially sound and reputable insurers, insurance against such casualties and contingencies and of such types and in such amounts as is customary for companies similarly situated (which shall include Federal flood insurance if the business of the Company is located in a designated Federal Flood Area), which insurance shall be deemed by the Company to be sufficient. The Company annually shall supply to the Purchasers a list of all such insurance policies, which shall be on terms acceptable to the Purchasers.

     SECTION 5.04. Amendment of the Designation of the Series C Preferred Stock. Promptly after the Closing, the Company shall amend and restate Section 11 of the Designation of the Series C Preferred Stock by deleting Section 11 in its entirety and inserting the following:

                  "11. MANDATORY CONVERSION. Each share of Series C Preferred Stock shall automatically convert into that number of shares of common stock, $0.01 par value per share of the Company (the "Common Stock"), equal to the liquidation preference thereof plus accrued but unpaid Quarterly Dividends thereon plus any accrued but unpaid interest in respect of "past due" Quarterly Dividends divided by the Offering Price Per Share (as hereinafter defined), upon the closing of a public offering (the "Offering") of Common Stock registered under the provisions of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, in which the net proceeds (that is, gross Offering proceeds less the applicable underwriting discounts and commissions) to the Company as a result of the Offering equal or exceed Twenty-Five Million Dollars ($25,000,000.00) and the pre-Offering valuation for the Company's common equity equals or exceeds One Hundred Million Dollars ($100,000,000.00) The price per share of Common Stock in the Offering is referred to herein as the "Offering Price Per Share"."

                                   ARTICLE VI

                                EVENTS OF DEFAULT

     SECTION 6.01. Events of Noncompliance; Events of Default. For so long as any indebtedness under the Notes (including, but not limited to costs and expenses of collection and penalties and late fees thereunder) shall be outstanding, if any of the following events ("Events of Noncompliance") shall occur and be continuing:

               (a) The Company shall either fail to repay the principal on any of the Notes within ten (10) calendar days of when due; or

               (b) The Company shall fail to pay any interest or premium (either in cash or by adding such interest to the principal amount outstanding) on any of the Notes; or

               (c) The Company shall default in the performance of any other covenant or provision of the Loan Documents (which is not addressed by subsections (a) and (b) above), and such default continues uncured for a period of thirty (30) days; or

               (d) Any representation or warranty made by the Company in the Loan Documents or by the Company (or any officers of the Company) in any certificate, instrument or written statement contemplated by or made or delivered pursuant to or in connection with the Loan Documents, shall prove to have been incorrect when made in any material respect; or

               (e) The Company shall fail to pay any Senior Debt for borrowed money owing by the Company, or any interest or premium thereon, when due (or, if permitted by the terms of the relevant document, within any applicable grace period), whether such Senior Debt shall become due by scheduled maturity, by required prepayment, by demand or otherwise, or shall fail to perform any term, covenant or agreement on its part to be performed under any agreement or instrument evidencing or securing or relating to any Senior Debt owing by the Company when required to be performed (or, if permitted by the terms of the relevant document, within any applicable grace period), if the effect of such failure to pay or perform is to accelerate, or to permit the holders of Senior Debt to accelerate, the maturity of such Senior Debt; or

               (f) The Company shall fail to pay any indebtedness for borrowed money owing by the Company ("Indebtedness"), other than Senior Debt, for borrowed money (other than as evidenced by the Notes) owing by the Company, or any interest or premium thereon, when due (or, if permitted by the terms of the relevant document, within any applicable grace period), whether such Indebtedness shall become due by scheduled maturity, by required prepayment, by acceleration, by demand or otherwise, or shall fail to perform any term, covenant or agreement on its part to be performed under any agreement or instrument (other than this Agreement or the Notes) evidencing or securing or relating to any Indebtedness owing by the Company when required to be performed (or, if permitted by the terms of the relevant document, within any applicable grace period), if the effect of such failure to pay or perform is to accelerate, or to permit the holder or holders of such Indebtedness, or the trustee or trustees under any such agreement or instrument, to accelerate, the maturity of such Indebtedness, or

               (g) The Company or any subsidiary shall be involved in financial difficulties as evidenced (i) by its admitting in writing its inability to pay its debts generally as they become due; (ii) by its commencement of a voluntary case under Title 11 of the United States Bankruptcy Code as from time to time in effect, or by its authorizing, by appropriate proceedings of its Board or other governing body, the commencement of such a voluntary case; (iii) by its filing an answer or other pleading admitting or failing to deny the material allegations of a petition filed against it commencing an involuntary case under said Title 11, or seeking, consenting to or acquiescing in the relief therein provided, or by its failing to controvert timely the material allegations of any such petition; (iv) by the entry of an order for relief in any involuntary case commenced under said Title 11, which order is not dismissed within sixty (60) days; (v) by its seeking relief as a debtor under any applicable law, other than said Title 11, of any jurisdiction relating to the liquidation or reorganization of debtors or to the modification or alteration of the rights of creditors, or by its consenting to or acquiescing in such relief; (vi) by the entry of an order by a court of competent jurisdiction (A) finding it to be bankrupt or insolvent, (B) ordering or approving its liquidation, reorganization or any modification or alteration of the rights of its creditors, or (C) assuming custody of, or appointing a receiver or other custodian for, all or a substantial part of its property, which order is not dismissed within sixty (60) days; or (vii) by its making an assignment for the benefit of, or entering into a composition with, its creditors, or appointing or consenting to the appointment of a receiver or other custodian for all or a substantial part of its property; or

               (h) Any judgment, writ, warrant of attachment or execution or similar process shall be issued or levied against the Company or any subsidiary or their respective properties in an amount in excess of ten percent (10%) or more of the value of the Company's assets, income or stockholders' equity, and such judgment, writ, or similar process shall not be released, vacated or fully bonded within sixty (60) days after its issue or levy; provided, however, that the provisions of this Section 6.01(h) shall not apply until the aggregate amount of the sum of any such judgments, writs, warrants of attachment or executions shall be greater than or equal to Ten Thousand Dollars ($10,000.00);

then, and in any such event, the holders of a Two-Thirds Interest, by notice to the Company, may declare an event of default (an "Event of Default"), after which declaration (i) the entire unpaid principal amount of the Notes, all interest accrued and unpaid thereon and all other amounts payable under the Notes shall be forthwith due and payable and (ii) all other amounts due and payable under the Loan Documents shall be forthwith due and payable (unless there shall have occurred an Event of Noncompliance under Section 6.01(g), in which case an Event of Default shall automatically be called and all such amounts shall automatically become redeemable or due and payable, as the case may be), without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Company with respect to itself and any subsidiaries alike.

     SECTION 6.02. Annulment of Defaults. Section 6.01 hereof is subject to the condition that, if at any time after the principal of any of the Notes shall have become due and payable, and before any judgment or decree for the payment of the moneys so due shall have been entered, all arrears of interest upon all the Notes and all other sums payable under the Notes and under this Agreement (except the principal of the Notes which by such declaration shall have become payable) shall have been duly paid, and every other default and Event of Noncompliance shall have been made good or cured, then and in every such case, the holders of a Two-Thirds Interest, by written instrument filed with the Company, may rescind and annul such declaration and its consequences; but no such rescission or annulment shall extend to or affect any other or subsequent default or Event of Noncompliance or Event of Default or impair any right of the holders of the Notes consequent thereon.

                                   ARTICLE VII

                                  MISCELLANEOUS

     SECTION 7.01. Fees and Expenses. At or prior to the Closing, the Company shall pay (a) the fees and disbursements of the Purchaser's counsel, Piper & Marbury L.L.P. and (b) all other types of Closing costs and recording fees, if any, in connection with the transactions contemplated hereby.

     SECTION 7.02. Survival of Agreements. All covenants, agreements, representations and warranties made herein, in the Notes, in any Ancillary Agreement or in any certificate or instrument delivered to the Purchasers pursuant to or in connection with the foregoing agreements, shall survive the execution and delivery of this Agreement, the Notes, any Ancillary Agreement, the issuance, sale and delivery of the Notes, and all statements contained in any certificate or other instrument delivered by the Company hereunder or thereunder or in connection herewith or therewith shall be deemed to constitute representations and warranties made by the Company.

     SECTION 7.03. Parties in Interest. All representations, warranties, covenants and agreements contained in this Agreement, the Notes or any Ancillary Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. Without limiting the generality of the foregoing, all representations, covenants and agreements benefiting the Purchasers shall inure to the benefit of any and all subsequent holders from time to time of the Notes.

     SECTION 7.04. Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be delivered in person, by overnight express mail, or mailed by certified or registered mail, return receipt requested, addressed as follows:

         (a)      If to the Company:

                         U.S. Vision, Inc.
                         Glenn Oaks Industrial Park
                         Glendora, New Jersey  08029
                         Attention:  William A. Schwartz, Jr., President and CEO

                  With a copy to:

                         Sayles & Lidji
                         4400 Renaissance Tower
                         1201 Elm Street
                         Dallas, Texas  75270
                         Attention:  Brian M. Lidji, Esquire

            (b) If to any Purchaser, at the address of such Purchaser set forth in the stock records of the Company,

                  With a copy to:

                         Piper & Marbury L.L.P.
                         36 South Charles Street
                         Baltimore, Maryland 21201
                         Attention:  Jay Gordon Cohen, Esquire

or, in any such case, at such other address or addresses as shall have been furnished in writing by such party to the others.

     SECTION 7.05. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Maryland, without giving effect to its conflicts of laws provisions. The parties agree and acknowledge that each party has retained counsel in connection with the negotiation and preparation of this Agreement, the Notes and any Ancillary Agreements, and that any rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the foregoing agreements or any amendment, schedule or exhibits thereto.

     SECTION 7.06. Entire Agreement. This Agreement, including the Schedules and Exhibits hereto, together with the Notes and any Ancillary Agreement, constitutes the sole and entire agreement of the parties and hereto supersedes all prior agreements and understandings, oral and written, among the parties hereto with respect to the subject matter hereof. All Schedules and Exhibits hereto are incorporated herein by reference.

     SECTION 7.07. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     SECTION 7.08. Amendments. This Agreement may not be amended or modified, and no provisions hereof may be waived, without the written consent of the Company and the holders of a Two-Thirds Interest.

     SECTION 7.09. Severability. Each provision of this Agreement shall be treated as a separate and independent clause, and the unenforceability of any one clause shall in no way impair the enforceability of any of the other clauses herein. Moreover, if one or more of the provisions contained in this Agreement shall for any reason be held to be excessively broad as to scope, activity, subject or otherwise so as to be unenforceable at law, such provision or provisions shall be construed by the appropriate judicial body by limiting or reducing it or them, so as to be enforceable to the maximum extent compatible with the applicable law as it shall then appear.

     SECTION 7.10. Titles and Subtitles. The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting any term or provision of this Agreement.

     SECTION 7.11. Recital. The Recitals hereto are specifically made a part of this Agreement.

       SECTION 7.12. WAIVER OF JURY TRIAL. THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY OF ALL CLAIMS OF ANY KIND ARISING FROM OR RELATING TO THIS AGREEMENT OR THE NOTES. EACH OF THE PARTIES HERETO ACKNOWLEDGE THAT THIS IS A WAIVER OF A LEGAL RIGHT AND THAT THE PARTIES MAKE THIS WAIVER VOLUNTARILY AND KNOWINGLY AFTER CONSULTATION WITH COUNSEL OF SUCH PARTY'S CHOICE. THE PARTIES AGREE THAT ALL SUCH CLAIMS SHALL BE TRIED BEFORE A JUDGE OF A COURT OF COMPETENT JURISDICTION AND NOT A JURY. THE PARTIES ACKNOWLEDGE THAT THIS WAIVER OF JURY TRIAL IS A MATERIAL PART OF THE CONSIDERATION OF THE OBLIGATIONS OF THE OTHER PARTIES ARISING UNDER THIS AGREEMENT AND THE NOTES.

     IN WITNESS WHEREOF, the Company and the Purchasers have executed this Agreement as of the day and year first above written.


ATTEST:                                    U.S. VISION INC., INC.


/s/                                        By:  /s/                       (SEAL)
----------------------------------              --------------------------
George E. McHenry, Jr.,  Secretary              William A. Schwartz, Jr.,
                                                President and CEO



WITNESS:                                           GROTECH PARTNERS IV, L.P.

                                   By:     GROTECH CAPITAL GROUP IV, INC.,
                                           GENERAL PARTNER
/s/                                  By:  /s/                         (SEAL)
-----------------------------             ---------------------------
                                          Dennis J. Shaughnessy,
                                          Managing Director




WITNESS:                           KEYSTONE VENTURE IV, L.P.
                                   By: KEYSTONE VENTURE IV MANAGEMENT
                                   COMPANY, GENERAL PARTNER
                                   By: KVM IV MCGP, INC.,
                                       GENERAL PARTNER


/s/                                  By:  /s/                         (SEAL)
-----------------------------             ---------------------------
                                     G. Kenneth Macrae, President




WITNESS:                             NEEDHAM CAPITAL PARTNERS, L.P.
                      By: NEEDHAM CAPITAL MANAGEMENT, L.P.,
                                     GENERAL PARTNER


/s/                                  By:  /s/                         (SEAL)
-----------------------------             ---------------------------
                                     John C. Michaelson, General Partner




WITNESS:                             THE PENN JANNEY FUND, INC.



/s/                                  By:  /s/                         (SEAL)
-----------------------------             ---------------------------
                                     Richard M. Fox, Executive Vice President




WITNESS:                             STOLBERG PARTNERS, L.P.

                                  By:     SGMS, L.P.,  GENERAL PARTNER
                                  By:     STOLBERG PARTNERS, INC.,
                                          GENERAL PARTNER


/s/                                  By:  /s/                         (SEAL)
-----------------------------             ---------------------------
                                     Matthew M. Meehan, Vice President


WITNESS:                          CONSTITUTION PARTNERS I, L.P.
                                  By: RKM INVESTMENT COMPANY,
                                      GENERAL PARTNER


/s/                                  By:  /s/                         (SEAL)
-----------------------------             ---------------------------
                                          Richard K. McDonald



WITNESS:


/s/                                  By:  /s/                         (SEAL)
-----------------------------             ---------------------------
                                          RICHARD K. MCDONALD

                                   SCHEDULE I



                                                   Percentage                      Percentage
                                                    Interest       Additional       Interest         Aggregate
              NAME OF              PRINCIPAL       Principal          Loan         Additional          Loan
            PURCHASERS            LOAN AMOUNT        Loan            Amount           Loan            Amount
            ----------            -----------        ----            ------           ----            ------
Grotech Partners IV, L.P.       $1,948,715.00       38.9743%       $974,357.50        44.2890%     $2,923,072.50

Keystone Venture IV, L.P.         $608,975.00       12.1795%         $4,487.50         0.2039%       $613,462.50

Stolberg Partners, L.P.         $1,522,435.00       30.4487%       $761,217.50        34.6008%     $2,283,652.50

Penn Janney Fund, Inc.            $121,795.00        2.4359%        $60,897.50         2.7681%       $182,692.50

Needham Capital Partners, L.P.     $60,900.00        1.2180%        $30,450.00         1.3841%        $91,350.00

Richard K. McDonald               $250,000.00        5.0000%       $125,000.00         5.6818%       $375,000.00

Constitution Partners I, L.P.     $487,180.00        9.7436%       $243,590.00        11.0723%       $730,770.00

TOTALS                          $5,000,000.00      100.0000%     $2,200,000.00       100.0000%     $7,200,000.00

                                   SCHEDULE II

                               DISCLOSURE SCHEDULE

                                  SCHEDULE III


     Section 102.111 of the regulations promulgated under the Pennsylvania Securities Act of 1972(a) defines the term "institutional investor" as follows:

Institutional investor. Institutional investor, as defined in section 102(k) of the act (70 P.S. S1-102(k)), includes:

     (1) A corporation or business trust or a wholly-owned subsidiary of the person which has been in existence for 18 months and which has a tangible net worth on a consolidated basis, as reflected in its most recent audited financial statements, of $10 million or more.

     (2) A college, university or other public or private institution which has received exempt status under section 501(c)(3) of the Internal Revenue Code of 1954 (26 U.S.C.A. S501(c)(3)) and which has a total endowment or trust funds, including annuity and life income funds, of $5 million or more according to its most recent audited financial statements; provided that the aggregate dollar amount of securities being sold to the person under the exemption contained in section 203(c) of the act (70 P.S. S1-203(c)) and this title may not exceed 5% of the endowment or trust funds.

     (3) A wholly-owned subsidiary of a bank as defined in section 102(d) of the act ((70 P.S. S1-102(d) and S102.041 (relating to banking institution; savings and loan institution).

     (4) A person, except an individual or an entity whose securityholders consist entirely of one individual or group of individuals who are related, which is organized primarily for the purpose of purchasing, in non-public offerings, securities of corporations or issuers engaged in research and development activities in conjunction with a corporation and which complies with one of following:

              (i) Has purchased $5 million or more of the securities excluding both of following:

                           (A) A purchase of securities of a corporation in which the person directly or beneficially owns more than 50% of the corporation's voting securities, but securities purchased under a leveraged buy-out financing in which the person does not intend to provide direct management to the issuer, in not excluded.

                           (B) a dollar amount of a purchase of securities of a corporation which investment represents more than 20% of the person's net worth.

              (ii) Is capitalized at $2.5 million or more and is controlled by an individual controlling a person which meets the criteria contained in subparagraph (i).

              (iii) Is capitalized at $10 million or more and has purchased $500,000 or more of the securities, excluding a purchase of securities of a corporation in which the person directly or beneficially owns more than 50% of the corporation's voting securities.

              (iv) Is capitalized at $250,000 or more and is a side-by-side fund as defined in subsection (b)(4).

     (5) A Small Business Investment Company as the term is defined in section 103 of the Small Business Investment Act of 1958, (15 U.S.C.A. S662) which either:

              (i) Has a total capital of $1 million or more.

              (ii) Is controlled by institutional investors as defined in section 102(k) of the act (70 P.S. S1-102(k))of this section.

                                     III - 1

     (6) A Seed Capital Fund, as defined in section 2 and authorized in section of the Small Business Incubators Act (73 P.S. SS395.2 and 395.6).

     (7) A Business Development Credit Corporation, as authorized by the Business Development Credit Corporation Law (15 P.S. SS2701 -- 2716).

     (8) A person whose securityholders consist solely of institutional investors or broker-dealers.

     (9) A person as to which the issuer reasonably believed qualified as an institutional investor under this section at the time of the offer or sale of the securities on the basis of written representations made to the issuer by the purchaser.

(b) Definitions. The following words and terms, when used in this section, shall have the following meanings, unless the context clearly indicates otherwise:

     (1) Individuals controlling -- A general partner and, in the case of a corporation, the president and other officers responsible for making investment decisions with respect to the purchase of the securities described in subsection
(a)(4), if the person is currently engaged in that capacity.

     (2) Most recent audited financial statements -- Audited financial statements dated not more than 16 months prior to the date of the transaction in which the person proposed to purchase securities in reliance upon the exemption contained in section 203(c) of the act ((70 P.S. S1-203(c)).

     (3) Related -- A relative by marriage residing in the same household or a blood relative.

     (4) Side-by-side fund -- A person which is both of following:

              (i) Promoted and controlled by individuals controlling a person meeting the criteria contained in subsection (a)(4)(i), (ii) or (iii).

              (ii) Formed exclusively for the purpose of purchasing securities of issuers in various amounts and on the same terms and conditions as the person described in subparagraph (i).

     (5) Tangible net worth -- Net worth less the amount of all items of goodwill, preoperating, deferred or development expenses, patents, trademarks, licenses or other similar accounts.

[Eff. 9-21-85.]

                                       ***


     Section 203.184(b) of the regulations promulgated under the Pennsylvania Securities Act of 1972 defines the term "principal" as follows:

(b) For purposes of this section, the term "principal," means the following:

     (1) The chairperson, president, chief executive officer, general manager, chief operating officer, chief financial officer, vice president or other officer in charge of a principal business function (including sales, administration, finance, marketing, research and credit), secretary, treasurer, controller and any other natural person who performs similar functions, of one of the following:

              (i) The issuer.

              (ii) A wholly-owned subsidiary of the issuer.



                                     III - 2

              (iii) A corporation, partnership or other entity which owns the voting stock or other voting equity interest of the issuer.

              (iv) A corporation, partnership or other entity which serves as a general partner of the issuer.

     (2) A director, general partner or comparable person charged by law with the management of one of the following:

              (i) The issuer.

              (ii) A wholly-owned subsidiary of the issuer.

              (iii) A corporation, partnership or other entity which owns all of the voting stock or other voting equity interest of the issuer.

              (iv) A corporation, partnership or other entity which serves as a general partner of the issuer.

     (3) A beneficial owner of 10% or more of an outstanding class of voting stock or other voting equity interest of one of following:

              (i) The issuer.

              (ii) A corporation, partnership or other entity which serves as a general partner of the issuer.

     (4) A promoter of the issuer as defined in section 102(o) of the act (70 P.S. S1-102(o)).

     (5) A relative of a person specified in paragraphs (1) -- (4). For purposes of this subsection, the term "relative" means one of following:

              (i) The spouse.

              (ii) A parent.

              (iii) A grandparent.

              (iv) An aunt, uncle, child, child of a spouse, sibling, mother-in-law, father-in-law, brother-in-law or sister-in-law.

                                       ***

     The term "institutional buyer" is nowhere defined in the Martin Act. Policy Statement 105 promulgated under Section 359(g)(2) defines the term "institutional investor" as "institutions described in Rule 501(a)(1)--(3) of SEC Regulation D, savings and loan associations, registered broker-dealers, and corporations having total assets in excess of $5,000,000."

     Sections 501(a)(1)--(3) of SEC Regulation D provide as follows:

     (1) Any bank as defined in Section 3(a)(2) of the Act or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; any insurance company as defined in Section 2(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business

                                     III - 3
development company as defined in Section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank , savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

     (2) Any private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

     (3) Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;



                                     III - 4

                                    EXHIBIT A


THIS PROMISSORY NOTE (THIS "NOTE") HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS. THIS NOTE MAY NOT BE SOLD, OFFERED FOR RESALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS NOTE UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO U.S. VISION, INC. THAT SUCH REGISTRATION IS NOT REQUIRED.

                                 PROMISSORY NOTE

$                                                               January 10, 1996
 ---------------------

                  FOR VALUE RECEIVED, U.S. VISION, INC., a Pennsylvania corporation (the "Borrower"), promises to pay to the order of ___________________, a ___________________ (together with its successors and assigns, the "Holder"), the principal amount of ___________________ Dollars ($_______.00) (together with any interest added thereto in accordance with the provisions of the next paragraph, the "Principal Amount") on March 31, 1997.

                  Additionally, the Borrower promises to pay to the order of the Holder interest on the unpaid balance of the Principal Amount from the date hereof until the maturity of this Note (whether by acceleration, declaration, extension, or otherwise) (hereinafter, the "Maturity") at the rate of twenty percent (20.0%) per annum. Interest accrued on the unpaid balance of the Principal Amount from the date hereof until the Maturity during each year shall be paid quarterly in cash by the Borrower to the Holder on March 31, June 30, September 30 and December 31 of each year (each, an "Interest Payment Date"), commencing March 31, 1996, until the Maturity or, alternatively, at the option of the Borrower, by adding to the Principal Amount the amount of the interest payment due and payable by the Borrower to the Holder hereunder. If the Borrower shall not have paid any interest due hereunder on or before the fifth (5th) Business Day immediately following an Interest Payment Date, then the Borrower shall be deemed to have elected to add such interest payment to the Principal Amount. As used herein, the term "Business Day" shall mean each day on which banks (as such term is defined in Section 3(a)(2) of the Securities Act of 1933, as amended) are open for business in New York, New York.

                  Interest shall be computed on the basis of a three hundred sixty (360)-day year of twelve (12) equal months and the actual number of days elapsed.

                  After the Maturity, the Borrower promises to pay to the Holder upon demand interest on the unpaid balance of the Principal Amount from the date of Maturity until the Principal Amount, together with all accrued and unpaid interest thereon and other charges, has been paid at a rate equal to the rate of interest otherwise payable on this Note plus five percent (5%) per annum.

                  All payments on account of this Note, when paid, shall be applied first to the payment of any outstanding fees and charges hereunder, then to all interest then due on the unpaid balance of the Principal Amount, and the balance, if any, shall be applied in reduction of the unpaid balance of the Principal Amount.

                  This Note is one of a series of subordinated promissory notes (collectively, the "Notes") of like tenor, issued by the Borrower pursuant to the terms of that certain Subordinated Promissory Note Purchase Agreement, dated as of even date herewith, by and among the Borrower and each of the several Purchasers listed in Schedule I thereto (as the same may be amended from time to time, the "Purchase Agreement"). Capitalized terms not herein defined shall have the meanings ascribed to them by the Purchase Agreement.

                  The Holder is entitled to the rights and benefits of the Purchase Agreement, which provides, inter alia, that upon the occurrence of an Event of Default, the Maturity of this Note may be accelerated and the unpaid balance of the Principal Amount then outstanding, together with interest accrued and unpaid thereon, may be declared to be immediately due and payable at the option of the Holder without demand, notice, presentment, and protest, all of which are hereby waived by the Borrower.

                  The Borrower may prepay the unpaid balance of the Principal Amount in whole at any time or in part from time to time without premium or penalty; provided, however, that (a) each prepayment shall be in the aggregate amount of an integral multiple of One Hundred Thousand Dollars ($100,000.00),
(b) any such prepayment is accompanied by any fees and charges owing and by interest accrued and unpaid on the amount so prepaid to the date of such prepayment, and (c) that any such prepayment of the unpaid Principal Amount shall be made on a pro rata basis to each of the holders of the Notes.

                  All payments of the unpaid balance of the Principal Amount and interest thereon shall be paid in lawful money of the United States of America during regular business hours at the address of the Holder listed in the stock records of the Company or at such other place as the Holder may at any time or from time to time designate in writing to the Borrower.

                  Upon the declaration of an Event of Default, as defined in
Article VI of the Purchase Agreement, the Holder may, at its option, declare the entire unpaid balance of the Principal Amount, together with all accrued and unpaid interest thereon, to become immediately due and payable. Failure to exercise this option, however, shall not constitute any waiver of a right to exercise the same in the event of a subsequent Event of Default.

                  The rights and remedies of the Holder hereunder and under the Purchase Agreement shall be cumulative and concurrent and may be pursued singularly, successively, or together at the sole discretion of the Holder and may be exercised as often as occasion therefor shall occur, and the failure to exercise any such right or remedy shall in no event be construed as a waiver or release of the same or any other right or remedy.

                  No modification, change, waiver or amendment of this Note shall be deemed to be made by the Holder unless in writing signed by the Holder, and each such waiver, if any, shall apply only with respect to the specific instance involved.

                  This Note shall be governed and construed under the internal laws of the State of Maryland, without reference to the laws of conflicts in effect therein.

     The Borrower hereby stipulates and warrants that the loan evidenced hereby is a Commercial Loan within the meaning of Title 12 of Commercial Law Article of the Annotated Code of Maryland (1990) Replacement Volume and 1995 Cumulative Supplement, as amended), and that all proceeds of such loan will be used solely to acquire or carry on a business or commercial enterprise, as those terms are used therein.


                  The Borrower agrees that all claims of any kind arising from or relating to this Note shall be brought in a court of competent jurisdiction in the State of Maryland and agrees to the jurisdiction of the Maryland courts (including the United States District Court for the District of Maryland) in all such matters. The Borrower waives all objections to venue.

                  THIS NOTE AND THE INDEBTEDNESS EVIDENCED HEREBY IS AND SHALL BE SUBORDINATED IN THE MANNER AND ONLY TO THE EXTENT SET FORTH IN A SUBORDINATION AGREEMENT BY THE BORROWER AND THE HOLDER IN FAVOR OF FLEET CAPITAL CORPORATION (THE "SENIOR LENDER"), AND EACH SUBSEQUENT HOLDER OF THIS NOTE, BY ITS ACCEPTANCE HEREOF, SHALL BE BOUND BY THE SUBORDINATION AGREEMENT.

                  THE BORROWER HEREBY WAIVES (A) PRESENTMENT OR DEMAND FOR PAYMENT OF THIS NOTE, (B) NOTICE OF DISHONOR OF THIS NOTE, (C) PROTEST OF DISHONOR OF THIS NOTE AND (D) NOTICE OF NONPAYMENT OF THIS NOTE.

                  IF THIS NOTE IS NOT PAID AT MATURITY, THE BORROWER HEREBY AUTHORIZES AND EMPOWERS ANY ATTORNEY OF ANY COURT OF RECORD WITHIN THE UNITED STATES TO APPEAR FOR IT IN ANY COURT IN ONE OR MORE PROCEEDINGS OR BEFORE ANY CLERK THEREOF, AND CONFESS JUDGMENT AGAINST IT, WITHOUT PRIOR NOTICE, OR OPPORTUNITY TO PRIOR HEARING, IN FAVOR OF THE HOLDER FOR THE THEN UNPAID BALANCE OF THE PRINCIPAL SUM, WITH INTEREST ACCRUED THEREON AND THE COST OF SUIT AND AN ATTORNEY'S FEE OF FIFTEEN PERCENT (15%) OF SUCH UNPAID BALANCE OF THE PRINCIPAL SUM, HEREBY WAIVING AND RELEASING, TO THE EXTENT PERMITTED BY LAW, ALL ERRORS AND DEFENSES AND ALL RIGHTS OF EXEMPTION, APPEAL, STAY OF EXECUTION, INQUISITION AND EXTENSION UPON ANY LEVY ON REAL ESTATE OR PERSONAL PROPERTY TO WHICH IT MAY OTHERWISE BE ENTITLED UNDER THE LAWS OF THE UNITED STATES OR OF ANY STATE OR POSSESSION OF THE UNITED STATES NOW IN FORCE OR WHICH MAY HEREAFTER BE PASSED. NO SINGLE EXERCISE OF THE FOREGOING POWER TO CONFESS JUDGMENT SHALL BE DEEMED TO EXHAUST THE POWER, WHETHER OR NOT ANY SUCH EXERCISE SHALL BE HELD BY ANY COURT TO BE INVALID, VOIDABLE OR VOID, BUT THE POWER SHALL CONTINUE UNDIMINISHED, AND IT MAY BE EXERCISED FROM TIME TO TIME AS OFTEN AS THE HOLDER OF THIS NOTE SHALL ELECT, UNTIL SUCH TIME AS THE HOLDER OF THIS NOTE SHALL HAVE RECEIVED PAYMENT IN FULL OF ALL INDEBTEDNESS OF THE BORROWER TO THE HOLDER OF THIS NOTE.

                  THE BORROWER WAIVES ALL RIGHT TO TRIAL BY JURY OF ALL CLAIMS OF ANY KIND ARISING FROM OR RELATING TO THIS NOTE. THE BORROWER ACKNOWLEDGES THAT THIS IS A WAIVER OF A LEGAL RIGHT AND THAT THE BORROWER MAKES THIS WAIVER VOLUNTARILY AND KNOWINGLY AFTER CONSULTATION WITH COUNSEL OF THE BORROWER'S CHOICE. THE BORROWER AGREES THAT ALL SUCH CLAIMS SHALL BE TRIED BEFORE A JUDGE OF A COURT OF COMPETENT JURISDICTION, AND NOT A JURY. THE BORROWER ACKNOWLEDGES THAT THIS WAIVER OF JURY TRIAL IS A MATERIAL PART OF THE CONSIDERATION FOR THE OBLIGATION EVIDENCED BY THIS NOTE.

     IN WITNESS WHEREOF, U.S. Vision, Inc. has caused this Note to be signed by its duly authorized officer under its corporate seal, attested by its duly authorized officer on the date first above written.


ATTEST:                                     U.S. VISION, INC.


__________________________________          By:  _________________________(SEAL)
George E. McHenry, Jr., Secretary                William A. Schwartz, Jr.,
                                                 President and CEO

                                    EXHIBIT B


THIS PROMISSORY NOTE (THIS "NOTE") HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS. THIS NOTE MAY NOT BE SOLD, OFFERED FOR RESALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS NOTE UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO U.S. VISION, INC. THAT SUCH REGISTRATION IS NOT REQUIRED.

                             DEMAND PROMISSORY NOTE

$700,000.00                                                      January 5, 1996

                  For value received, U.S. VISION, INC., a Pennsylvania corporation (the "Borrower"), promises to pay to the order of GROTECH PARTNERS IV, L.P. (together with its successors and assigns and any subsequent holder of this Note, the "Holder") the principal amount of Seven Hundred Thousand Dollars ($700,000.00) (together with any interest added thereto in accordance with the provisions of the next paragraph, the "Principal Amount") upon the demand of the Holder.

                  Additionally, the Borrower promises to pay to the order of the Holder interest on the unpaid balance of the Principal Amount from the date hereof until the date on which the Holder demands payment in full of the Principal Amount (hereinafter, the "Maturity Date") at the rate of fifteen percent (15%) per annum. Interest accrued on the unpaid balance of the Principal Amount from the date hereof until the Maturity Date during each year shall be paid quarterly in cash by the Borrower to the Holder on March 31, June 30, September 30 and December 31 of each year (each, an "Interest Payment Date"), commencing March 31, 1996, until the Maturity Date or, alternatively, at the option of the Borrower, by adding to the Principal Amount the amount of the interest payment due and payable by the Borrower to the Holder hereunder. If the Borrower shall not have paid any interest due hereunder on or before the fifth
(5th) Business Day immediately following an Interest Payment Date, then the Borrower shall be deemed to have elected to add such interest payment to the Principal Amount. As used herein, the term "Business Day" shall mean each day on which banks (as such term is defined in Section 3(a)(2) of the Securities Act of 1933, as amended) are open for business in New York, New York.

                  Interest shall be computed on the basis of a three hundred sixty (360)-day year of twelve (12) equal months and the actual number of days elapsed.

                  After the Maturity Date, the Borrower promises to pay to the Holder upon demand interest on the unpaid balance of the Principal Amount from the Maturity Date until the Principal Amount, together with all accrued and unpaid interest thereon and other charges, has been paid at a rate equal to the rate of interest otherwise payable on this Note plus five percent (5%) per annum.

                  All payments on account of this Note, when paid, shall be applied first to the payment of any outstanding fees and charges hereunder, then to all interest then due on the unpaid balance of the Principal Amount, and the balance, if any, shall be applied in reduction of the unpaid balance of the Principal Amount.

                  This Note is one of a series of Demand Promissory Notes (collectively, the "Notes") of like tenor, in the aggregate principal amount of One Million Four Hundred Thousand Dollars ($1,400,000.00), issued by the Borrower to each of Grotech Partners IV, L.P. and Stolberg Partners, L.P.
on the date hereof.

                  The Borrower may prepay the unpaid balance of the Principal Amount in whole at any time or in part from time to time without premium or penalty; provided, however, that (a) each prepayment shall be in the aggregate amount of an integral multiple of One Hundred Thousand Dollars ($100,000.00),
(b) any such prepayment is accompanied by any fees and charges owing and by interest accrued and unpaid on the amount so prepaid to the date of such prepayment, and (c) that any such prepayment of the unpaid Principal Amount shall be made on a pro rata basis to each of the holders of the Notes.

                  All payments of the unpaid balance of the Principal Amount and interest thereon shall be paid in lawful money of the United States of America during regular business hours at the address of the Holder listed in the stock records of the Company or at such other place as the Holder may at any time or from time to time designate in writing to the Borrower.

                  The rights and remedies of the Holder hereunder shall be cumulative and concurrent and may be pursued singularly, successively, or together at the sole discretion of the Holder and may be exercised as often as occasion therefor shall occur, and the failure to exercise any such right or remedy shall in no event be construed as a waiver or release of the same or any other right or remedy.

                  No modification, change, waiver or amendment of this Note shall be deemed to be made by the Holder unless in writing signed by the Holder, and each such waiver, if any, shall apply only with respect to the specific instance involved.

                  This Note shall be governed and construed under the internal laws of the State of Maryland, without reference to the laws of conflicts in effect therein.

                  The Borrower agrees that all claims of any kind arising from or relating to this Note shall be brought in a court of competent jurisdiction in the State of Maryland and agrees to the jurisdiction of the Maryland courts (including the United States District Court for the District of Maryland) in all such matters. The Borrower waives all objections to venue.

     The Borrower hereby stipulates and warrants that the loan evidenced hereby is a Commercial Loan within the meaning of Title 12 of Commercial Law Article of the Annotated Code of Maryland (1990) Replacement Volume and 1995 Cumulative Supplement, as amended), and that all proceeds of such loan will be used solely to acquire or carry on a business or commercial enterprise, as those terms are used therein.


                  THE BORROWER HEREBY WAIVES (A) PRESENTMENT OR DEMAND FOR PAYMENT OF THIS NOTE, (B) NOTICE OF DISHONOR OF THIS NOTE, (C) PROTEST OF DISHONOR OF THIS NOTE AND (D) NOTICE OF NONPAYMENT OF THIS NOTE.

                  IF THIS NOTE IS NOT PAID AT MATURITY, THE BORROWER HEREBY AUTHORIZES AND EMPOWERS ANY ATTORNEY OF ANY COURT OF RECORD WITHIN THE UNITED STATES TO APPEAR FOR IT IN ANY COURT IN ONE OR MORE PROCEEDINGS OR BEFORE ANY CLERK THEREOF, AND CONFESS JUDGMENT AGAINST IT, WITHOUT PRIOR NOTICE, OR OPPORTUNITY TO PRIOR HEARING, IN FAVOR OF THE HOLDER FOR THE THEN UNPAID BALANCE OF THE PRINCIPAL SUM, WITH INTEREST ACCRUED THEREON AND THE COST OF SUIT AND AN ATTORNEY'S FEE OF FIFTEEN PERCENT (15%) OF SUCH UNPAID BALANCE OF THE PRINCIPAL SUM, HEREBY WAIVING AND RELEASING, TO THE EXTENT PERMITTED BY LAW, ALL ERRORS AND DEFENSES AND ALL RIGHTS OF EXEMPTION, APPEAL, STAY OF EXECUTION, INQUISITION AND EXTENSION UPON ANY LEVY ON REAL ESTATE OR PERSONAL PROPERTY TO WHICH IT MAY OTHERWISE BE ENTITLED UNDER THE LAWS OF THE UNITED STATES OR OF ANY STATE OR POSSESSION OF THE UNITED STATES NOW IN FORCE OR WHICH MAY HEREAFTER BE PASSED. NO SINGLE EXERCISE OF THE FOREGOING POWER TO CONFESS JUDGMENT SHALL BE DEEMED TO EXHAUST THE POWER, WHETHER OR NOT ANY SUCH EXERCISE SHALL BE HELD BY ANY COURT TO BE INVALID, VOIDABLE OR VOID, BUT THE POWER SHALL CONTINUE UNDIMINISHED, AND IT MAY BE EXERCISED FROM TIME TO TIME AS OFTEN AS THE HOLDER OF THIS NOTE SHALL ELECT, UNTIL SUCH TIME AS THE HOLDER OF THIS NOTE SHALL HAVE RECEIVED PAYMENT IN FULL OF ALL INDEBTEDNESS OF THE BORROWER TO THE HOLDER OF THIS NOTE.

                  THE BORROWER WAIVES ALL RIGHT TO TRIAL BY JURY OF ALL CLAIMS OF ANY KIND ARISING FROM OR RELATING TO THIS NOTE. THE BORROWER ACKNOWLEDGES THAT THIS IS A WAIVER OF A LEGAL RIGHT AND THAT THE BORROWER MAKES THIS WAIVER VOLUNTARILY AND KNOWINGLY AFTER CONSULTATION WITH COUNSEL OF THE BORROWER'S CHOICE. THE BORROWER AGREES THAT ALL SUCH CLAIMS SHALL BE TRIED BEFORE A JUDGE OF A COURT OF COMPETENT JURISDICTION, AND NOT A JURY. THE BORROWER ACKNOWLEDGES

THAT THIS WAIVER OF JURY TRIAL IS A MATERIAL PART OF THE CONSIDERATION FOR THE OBLIGATION EVIDENCED BY THIS NOTE.

     IN WITNESS WHEREOF, U.S. Vision, Inc. has caused this Note to be signed by its duly authorized officer under its corporate seal, attested by its duly authorized officer on the date first above written.

ATTEST:                                  U.S. VISION, INC.

_________________________________        By:  ____________________________(SEAL)
George E. McHenry, Jr., Secretary             William A. Schwartz, Jr.,
                                              President and CEO

THIS PROMISSORY NOTE (THIS "NOTE") HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS. THIS NOTE MAY NOT BE SOLD, OFFERED FOR RESALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS NOTE UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO U.S. VISION, INC. THAT SUCH REGISTRATION IS NOT REQUIRED.

                             DEMAND PROMISSORY NOTE

$700,000.00                                                      January 5, 1996

                  For value received, U.S. VISION, INC., a Pennsylvania corporation (the "Borrower"), promises to pay to the order of STOLBERG PARTNERS, L.P. (together with its successors and assigns and any subsequent holder of this Note, the "Holder") the principal amount of Seven Hundred Thousand Dollars ($700,000.00) (together with any interest added thereto in accordance with the provisions of the next paragraph, the "Principal Amount") upon the demand of the Holder.

                  Additionally, the Borrower promises to pay to the order of the Holder interest on the unpaid balance of the Principal Amount from the date hereof until the date on which the Holder demands payment in full of the Principal Amount (hereinafter, the "Maturity Date") at the rate of fifteen percent (15%) per annum. Interest accrued on the unpaid balance of the Principal Amount from the date hereof until the Maturity Date during each year shall be paid quarterly in cash by the Borrower to the Holder on March 31, June 30, September 30 and December 31 of each year (each, an "Interest Payment Date"), commencing March 31, 1996, until the Maturity Date or, alternatively, at the option of the Borrower, by adding to the Principal Amount the amount of the interest payment due and payable by the Borrower to the Holder hereunder. If the Borrower shall not have paid any interest due hereunder on or before the fifth
(5th) Business Day immediately following an Interest Payment Date, then the Borrower shall be deemed to have elected to add such interest payment to the Principal Amount. As used herein, the term "Business Day" shall mean each day on which banks (as such term is defined in Section 3(a)(2) of the Securities Act of 1933, as amended) are open for business in New York, New York.

                  Interest shall be computed on the basis of a three hundred sixty (360)-day year of twelve (12) equal months and the actual number of days elapsed.

                  After the Maturity Date, the Borrower promises to pay to the Holder upon demand interest on the unpaid balance of the Principal Amount from the Maturity Date until the Principal Amount, together with all accrued and unpaid interest thereon and other charges, has been paid at a rate equal to the rate of interest otherwise payable on this Note plus five percent (5%) per annum.

                  All payments on account of this Note, when paid, shall be applied first to the payment of any outstanding fees and charges hereunder, then to all interest then due on the unpaid balance of the Principal Amount, and the balance, if any, shall be applied in reduction of the unpaid balance of the Principal Amount.

                  This Note is one of a series of Demand Promissory Notes (collectively, the "Notes") of like tenor, in the aggregate principal amount of One Million Four Hundred Thousand Dollars ($1,400,000.00), issued by the Borrower to each of Grotech Partners IV, L.P. and Stolberg Partners, L.P.
on the date hereof.


                  The Borrower may prepay the unpaid balance of the Principal Amount in whole at any time or in part from time to time without premium or penalty; provided, however, that (a) each prepayment shall be in the aggregate amount of an integral multiple of One Hundred Thousand Dollars ($100,000.00),
(b) any such prepayment is accompanied by any fees and charges owing and by interest accrued and unpaid on the amount so prepaid to the date of such prepayment, and (c) that any such prepayment of the unpaid Principal Amount shall be made on a pro rata basis to each of the holders of the Notes.

                  All payments of the unpaid balance of the Principal Amount and interest thereon shall be paid in lawful money of the United States of America during regular business hours at the address of the Holder listed in the stock records of the Company or at such other place as the Holder may at any time or from time to time designate in writing to the Borrower.

                  The rights and remedies of the Holder hereunder shall be cumulative and concurrent and may be pursued singularly, successively, or together at the sole discretion of the Holder and may be exercised as often as occasion therefor shall occur, and the failure to exercise any such right or remedy shall in no event be construed as a waiver or release of the same or any other right or remedy.

                  No modification, change, waiver or amendment of this Note shall be deemed to be made by the Holder unless in writing signed by the Holder, and each such waiver, if any, shall apply only with respect to the specific instance involved.

                  This Note shall be governed and construed under the internal laws of the State of Maryland, without reference to the laws of conflicts in effect therein.

                  The Borrower agrees that all claims of any kind arising from or relating to this Note shall be brought in a court of competent jurisdiction in the State of Maryland and agrees to the jurisdiction of the Maryland courts (including the United States District Court for the District of Maryland) in all such matters. The Borrower waives all objections to venue.

     The Borrower hereby stipulates and warrants that the loan evidenced hereby is a Commercial Loan within the meaning of Title 12 of Commercial Law Article of the Annotated Code of Maryland (1990) Replacement Volume and 1995 Cumulative Supplement, as amended), and that all proceeds of such loan will be used solely to acquire or carry on a business or commercial enterprise, as those terms are used therein.

                  THE BORROWER HEREBY WAIVES (A) PRESENTMENT OR DEMAND FOR PAYMENT OF THIS NOTE, (B) NOTICE OF DISHONOR OF THIS NOTE, (C) PROTEST OF DISHONOR OF THIS NOTE AND (D) NOTICE OF NONPAYMENT OF THIS NOTE.

                  IF THIS NOTE IS NOT PAID AT MATURITY, THE BORROWER HEREBY AUTHORIZES AND EMPOWERS ANY ATTORNEY OF ANY COURT OF RECORD WITHIN THE UNITED STATES TO APPEAR FOR IT IN ANY COURT IN ONE OR MORE PROCEEDINGS OR BEFORE ANY CLERK THEREOF, AND CONFESS JUDGMENT AGAINST IT, WITHOUT PRIOR NOTICE, OR OPPORTUNITY TO PRIOR HEARING, IN FAVOR OF THE HOLDER FOR THE THEN UNPAID BALANCE OF THE PRINCIPAL SUM, WITH INTEREST ACCRUED THEREON AND THE COST OF SUIT AND AN ATTORNEY'S FEE OF FIFTEEN PERCENT (15%) OF SUCH UNPAID BALANCE OF THE PRINCIPAL SUM, HEREBY WAIVING AND RELEASING, TO THE EXTENT PERMITTED BY LAW, ALL ERRORS AND DEFENSES AND ALL RIGHTS OF EXEMPTION, APPEAL, STAY OF EXECUTION, INQUISITION AND EXTENSION UPON ANY LEVY ON REAL ESTATE OR PERSONAL PROPERTY TO WHICH IT MAY OTHERWISE BE ENTITLED UNDER THE LAWS OF THE UNITED STATES OR OF ANY STATE OR POSSESSION OF THE UNITED STATES NOW IN FORCE OR WHICH MAY HEREAFTER BE PASSED. NO SINGLE EXERCISE OF THE FOREGOING POWER TO CONFESS JUDGMENT SHALL BE DEEMED TO EXHAUST THE POWER, WHETHER OR NOT ANY SUCH EXERCISE SHALL BE HELD BY ANY COURT TO BE INVALID, VOIDABLE OR VOID, BUT THE POWER SHALL CONTINUE UNDIMINISHED, AND IT MAY BE EXERCISED FROM TIME TO TIME AS OFTEN AS THE HOLDER OF THIS NOTE SHALL ELECT, UNTIL SUCH TIME AS THE HOLDER OF THIS NOTE SHALL HAVE RECEIVED PAYMENT IN FULL OF ALL INDEBTEDNESS OF THE BORROWER TO THE HOLDER OF THIS NOTE.

                  THE BORROWER WAIVES ALL RIGHT TO TRIAL BY JURY OF ALL CLAIMS OF ANY KIND ARISING FROM OR RELATING TO THIS NOTE. THE BORROWER ACKNOWLEDGES THAT THIS IS A WAIVER OF A LEGAL RIGHT AND THAT THE BORROWER MAKES THIS WAIVER VOLUNTARILY AND KNOWINGLY AFTER CONSULTATION WITH COUNSEL OF THE BORROWER'S CHOICE. THE BORROWER AGREES THAT ALL SUCH CLAIMS SHALL BE TRIED BEFORE A JUDGE OF A COURT OF COMPETENT JURISDICTION, AND NOT A JURY. THE BORROWER ACKNOWLEDGES THAT THIS WAIVER OF JURY TRIAL IS A MATERIAL PART OF THE CONSIDERATION FOR THE OBLIGATION EVIDENCED BY THIS NOTE.

     IN WITNESS WHEREOF, U.S. Vision, Inc. has caused this Note to be signed by its duly authorized officer under its corporate seal, attested by its duly authorized officer on the date first above written.

ATTEST:                                  U.S. VISION, INC.


_________________________________        By:  ____________________________(SEAL)
George E. McHenry, Jr., Secretary             William A. Schwartz, Jr.,
                                              President and CEO

                                    EXHIBIT C



                WIRE INSTRUCTIONS FOR DELIVERY OF PURCHASE PRICE


     NAME OF BANK:             First National Bank of Maryland

     ABA #:                    052-000-113

     FOR CREDIT TO:            Piper & Marbury L.L.P. Attorney Escrow Account

     ACCOUNT #:                074-88-093

     REFERENCE:                U.S. Vision, Inc.


If you should need further instructions, please phone Mr. Michael Porter at
(410) 576-1283.